AGREEMENT

                                    between

                         INTERNATIONAL PRODUCTS, INC.,

                               ANDREW I. SEALFON


                                      and

                             REPRO-MED SYSTEMS, INC

                                     dated

                                August 25, 2003

                                   AGREEMENT

This Agreement (this "Agreement") is entered into this 25th day of August 2003, by and between INTERNATIONAL PRODUCTS, INC., a Connecticut corporation ("IPI"), ANDREW I. SEALFON, having offices at 24 Carpenter Road, Chester, New York 10918 ("Sealfon") AND REPRO-MED SYSTEMS, INC., a New York corporation, ("Repro-Med ").

W I T N E S S E T H:

WHEREAS, Repro-Med owns all of the rights to the Gyneco Products; and

WHEREAS, IPI desires to acquire certain rights relating to the Gyneco Products; and

WHEREAS, Repro-Med desires to grant to IPI certain rights to the Gyneco Products upon the terms and conditions contained herein.

NOW THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements contained herein, the parties hereto covenant and agree as follows:

1. Appointment of Distributor. On the terms and subject to the conditions set forth herein, Repro-Med hereby appoints IPI, its successors and assigns, as the sole and exclusive worldwide distributor of the Gyneco Products. While serving as a distributor hereunder, IPI shall have a license to use the following:

     (a) the right to the use of the trade names, logos and other trade designations, including all applications therefor and registrations thereof and all other statutory or common law rights Repro-Med has or may have with respect to the Gyneco Products;

     (b) use of all permits, approvals, licenses and authorizations held by Repro-Med relating to the manufacture and marketing of Gyneco Products;

     (c) all reasonably available marketing materials, including but not limited to, trade show displays, masters, proofs, photos, computer files and artwork in Repro-Med 's possession relating to the Gyneco Products;

     (d) all of Repro-Med 's rights, if any, with respect to enforcement of any and all noncompetition, nonsolicitation, confidential and proprietary information obligations between Repro-Med and the employees or former employees of Repro-Med not employed by IPI with respect to the Gyneco Products; and

     (e)   all of the rights and assets described in subsections (a) through
           (d) of this Section 1 with respect to improvements and modifications of the Gyneco Products or products developed or acquired by or on behalf of Repro-Med that perform functions similar to those of either of the Gyneco Products.

2. IPI's Freedom to Practice Under Repro-Med's Patents. Repro-Med hereby grants IPI freedom, under Repro-Med's Patents to market the Gyneco Products. Nothing herein shall constitute an assignment of Repro-Med's Patents to IPI. If in the opinion of patent counsel acceptable both to Repro-Med and to IPI, any of Repro-Med's Patents is infringed by a third party who manufactures or markets a product deemed substantially equivalent to either of the Gyneco Products, then, if requested to do so by IPI and agreed upon by Repro-Med, Repro-Med shall file an infringement action in a Federal Court against the third party to enjoin such infringement and to collect damages therefor and all legal and other expenses incurred in this action shall be borne equally by Repro-Med and IPI and all damages recovered in this action shall be equally divided by Repro-Med and IPI. In the event that Repro-Med does not so agree and IPI agrees to pay all such expenses, Repro-Med shall file such action. IPI shall be reimbursed for or retain, as the case may be, all of its costs and expenses relating to any such action from any amounts collected by IPI or Repro-Med as a result of such action. Any remaining amounts so collected shall be allocated 80% to IPI and 20% to Repro-Med.

3. Termination of Exclusive Rights. In the event that sales of the Gyneco Products do not reach the minimum levels set forth in Exhibit 3 hereto, the rights of IPI to distribute the Gyneco Products shall become non-exclusive but shall remain unchanged in all other respects. Notwithstanding the foregoing, in the event that sales of the Gyneco Products do not reach the minimum levels set forth in Exhibit 3 hereto, Repro-Med shall have the option to terminate such non-exclusive rights at any time in connection with the sale or entry of an exclusive distribution agreement with a third party relating to the Gyneco products at the end of any calendar month on at least 30 days' prior notice to IPI upon payment to IPI of an amount equal to equal to IPI's sales of the Gyneco Products in excess of $180,000 less its cost of such sales during the twelve month period immediately preceding such termination by Repro-Med. The amount of such sales and cost of sales shall be determined in accordance with generally accepted accounting principles, consistently applied.

 4.      Certain Definitions.

       (a) "Gyneco Products" as used herein shall mean the Masterson Endometrial Biopsy Kit for in-office biopsy sampling procedures and the Thermal Cautery System used for tubal ligation procedures as well as any modifications or improvements thereon and any similar products developed by or on behalf of Repro-Med or any affiliate thereof or otherwise acquired by Repro-Med or any such affiliate.

      (b) "Repro-Med 's Patents" as used herein shall mean patents and patent applications listed on Exhibit 4 hereto, continuations, continuations-in-part, divisions and reissues thereof.

      (c) Repro-Med's "Technology and Know-how" as used herein shall mean all reasonably available data, information, design specifications (electrical and mechanical designs and redesigns) and operating instructions and procedures owned by Repro-Med related to the Gyneco Products.

      (d) IPI shall be deemed to be a "Stocking Distributor" as that term is used herein upon (i) IPI's commencement of operations which include maintaining inventory of the Gyneco products at levels that IPI determines, in its sole judgment, is adequate, creation of a selling organization, provision of customer service, billing, shipping, receiving, and record keeping as required by the FDA. The determination of each of the following shall be made by IPI and (ii) notice is given by IPI to Repro-Med that IPI chooses to be deemed a Stocking Distributor.

5. IPI's Rights to Additional Information and Know-how of Repro-Med. From and after the date hereof, Repro-Med hereby agrees to provide to IPI copies of all manuals and documents relating to operating procedures for the Gyneco Products for use by IPI in the marketing of the Gyneco Products to the extent they are in Repro-Med's possession.

6. Purchase of Equipment. IPI, at its sole option, may provide capital for the purchase of equipment to manufacture the Gyneco Products from plastic. In such event, Repro-Med and IPI will negotiate a capital lease which, upon satisfaction of all of the provisions thereof by Repro-Med, will vest title in such equipment in Repro-Med.

7. Price of Gyneco Products. The price to be paid by IPI to Repro-Med shall be as set forth on Exhibit 6 hereto. Such prices shall not increase during the one year period commencing upon the date hereof. Subsequent to such period, the price may increase not more than once in any twelve month period and only to the extent of any increase in an index reasonably agreed upon by Repro-Med and IPI which reflects increases in costs of producing medical devices having similar cost characteristics to the Gyneco Products. Notwithstanding the foregoing, (i) prior to the time, if any, that IPI's exclusive rights are terminated pursuant to the provisions of Section 3 hereof, the price to be paid by IPI for the first $180,000 of sales of Gyneco Products by it to its customers during each twelve month period commencing on the date hereof shall be the full amount paid to IPI for the Gyneco Products by its customers, less any returns or allowances and (ii) subsequent to any such termination, the price to be paid by IPI for the first $180,000 of such sales to those customers identified in
Exhibit 6(ii) hereto during each twelve month period commencing on upon such termination shall be the full amount paid to IPI by such identified customers, less any returns or allowances. In no event, however, shall the price to be paid by IPI to Repro-Med for products be lower than as set forth in Exhibit 6.

8. Liabilities Not Assumed. IPI does not assume or agree to pay or discharge any debts, liabilities or obligations of Repro-Med.

9. Effective Date. The Effective Date of this Agreement shall be the date this Agreement is executed by all parties.

10. Issuance of Shares. IPI hereby agrees to cause to be issued to Repro-Med shares of the common stock, $0.00001 par value (the "NEAI Shares"), of New England Acquisitions, Inc., a Florida corporation ("NEAI") and Repro-Med hereby agrees to issue to IPI shares of Repro-Med's common stock, $0.01 par value (the "Repro-Med Shares"), upon IPI obtaining sales of Gyneco Products at set forth in the following table:



                               Number of Shares             Number of Shares
IPI's Aggregate Sales       to be Issued to Repro-Med      to be Issued to IPI
------------------------------------------------------------------------------
    $  500,000                  40,000                         80,000
    $1,500,000                  40,000                         80,000
    $2,000,000                  40,000                         80,000

Notwithstanding the foregoing, in determining IPI's sales for purposes of the issuance of the NEAI Shares and the Repro-Med Shares, the first $180,000 of sales by IPI of the Gyneco Products during each twelve month period commencing on the date hereof shall be excluded and not considered to be sales in connection with such determination.

11.     Certain Services to be Provided by Repro-Med.

       (a) Prior to the time that IPI is deemed to be a Stocking Distributor, Repro-Med shall provide the following services to IPI in connection with the Gyneco Products ("the Repro-Med Services") at Repro-Med's sole cost and expense:

           (i)     Customer service;
           (ii)    Shipping;
           (iii)   Billing;
           (iv)    Collections;
           (v)     Warehousing;

       (b) Subsequent to the time that IPI is deemed to be a Stocking Distributor, upon the request of IPI, Repro-Med shall provide any or all of the Repro-Med Services and the following services to IPI at 130% of Repro-Med's actual cost thereof determined in accordance with generally accepted accounting principles, consistently applied.

           (i)     Sales efforts;
           (ii)    Telemarketing;
           (iii)   Mail marketing;
           (iv)    Advertising;
           (v)     Appearances at trade shows; and
           (vi)    Promotions

12. Further Assurances. On and after the date hereof, the parties hereto shall execute and deliver such additional documents and take such additional actions as either party may reasonably deem to be practical and necessary or advisable in order to consummate the transactions contemplated by this Agreement.

14. Services to be Provided by Sealfon. Upon the request of IPI, Sealfon shall serve as an executive officer or member of IPI's Board of Directors or in both positions without the payment of any compensation by IPI therefor. Sealfon shall devote such time to IPI matters as he shall determine in his sole discretion.

15.     Repro-Med represents and warrants to IPI as follows:

       (a) Organization and Good Standing of Repro-Med. Repro-Med is a corporation duly organized, validly existing and in good standing under the laws of the State of New York.

       (b) Power and Authority. Repro-Med has the corporate power and authority to own, lease and operate its properties and assets and to carry on its business relating to the Assets as currently being conducted.

       (c) Authorization and Validity. Repro-Med has the corporate power and authority to execute, deliver and perform its obligations under this Agreement and the other documents executed or required to be executed by it in connection with this Agreement. This Agreement and the other documents executed or required to be executed by Repro-Med in connection with this Agreement have been or will be duly authorized by all necessary corporate action.

      (d) Binding Effect. This Agreement and the other documents executed or required to be executed by Repro-Med in connection with this Agreement have been or will have been duly executed and delivered by Repro-Med and are or will be, when executed and delivered, the legal, valid and binding obligations of Repro-Med enforceable in accordance with their terms except to the extent that (i) enforceability may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights; (ii) the availability of equitable remedies may be limited by equitable principles of general applicability; and (iii) rights to indemnification may be limited by considerations of public policy.

      (e) No Violation. Neither the execution and performance of this Agreement or the agreements described herein nor the consummation of the transactions described herein or therein will:


           (i) result in a violation or breach of the certificate of incorporation or by-laws of Repro-Med ; or any material agreement or other material instrument under which Repro-Med is bound or to which any of the Assets are subject, or result in the creation or imposition of any lien, charge or encumbrance upon any of the Assets, or

          (ii) violate, in any material respect, any applicable law or regulation or any judgment or order of any court or governmental agency.

      (f) Compliance. To the best of its knowledge, Repro-Med has complied in all material respects with all applicable laws, regulations and licensing requirements, and has filed with the proper authorities all necessary statements, applications, notices, reports and any other filings with respect to Repro-Med's business, except where the failure to do so would not reasonably be expected to have a material adverse effect on the Assets or the intended use thereof by IPI.

      (g) Permits and Licenses; Compliance. To the best of its knowledge, Repro-Med possesses all necessary governmental licenses, franchises, permits,approvals, authorizations, and rights necessary for IPI to engage in the marketing of the Gyneco Products and that, if not possessed, could not reasonably be expected to have a material adverse effect on the Assets and Rights or the intended use thereof by IPI. To the best of its knowledge, Repro-Med is in compliance with all such governmental licenses, franchises, permits, approvals, authorizations, or rights, and all federal, state or local laws or regulations applicable to the Assets except where the failure to be incompliance would not reasonably be expected to have a material adverse effect on the Assets or the intended use thereof by IPI.

      (h) Product Liability Insurance. Repro-Med will cause its product liability insurance carrier to add IPI and to continue to carry
           IPI as a named insured on Repro-Med's product liability insurance policy in an amount of not less than $3,000,000 with no deductible.

      (i) Consents. No authorization, consent, approval, permit or license of, or filing with, any governmental or public body or authority, any lender or lessor or any other person or entity is required to authorize, or is required in connection with, the execution, delivery and performance of this Agreement or the agreements or transactions contemplated hereby on the part of Repro-Med .

      (j) Description of the Gyneco Products. No document heretofore furnished by Repro-Med or any person acting on its behalf to IPI or any person acting on its behalf with respect to the Gyneco Products (collectively, the "Disclosure Documents") contains any untrue statement of a material fact or omits to state a material fact necessary to make the statement therein, in light of the circumstances under which they were made, not misleading. To the extent the Gyneco Products are described in Repro-Med's Annual Report on Form 10-KSB for the fiscal year ended February 28, 2003 (the "Repro-Med Annual Report"), such description does not contain any untrue statement of a material fact or omit tostate a material fact necessary to make the statement therein, in light of the circumstances under which they were made, not misleading. Since the date of which information has been furnished in such Annual Report and the Disclosure Documents, respectively, there has not been any material adverse change in or event affecting any of the Gyneco Products, the Assets or the rights to be acquired by IPI hereunder.

     (k) Litigation. No legal or administrative or other adversary proceeding or investigation is currently pending against Repro-Med and, to the best knowledge of Repro-Med, none is threatened or contemplated by any governmental agency or other third party with respect to the Assets or the Gyneco Products. Repro-Med is not subject to any continuing court or administrative order, writ, injunction or decree applicable specifically to the Assets or which would affect the obligations of Repro-Med or the rights of IPI hereunder. In connection with any of the Gyneco Products, Repro-Med has not received any notice from a customer for any claim that could be made by such customer based upon inadequate or negligent services, defective products, or improper performance of or other breach of any contract with such customer by Repro-Med.

     (l) Patents, Trademarks and Copyrights. Repro-Med owns or is licensed to use all patents, trademarks, and copyrights, if any, necessary to manufacture and market the Gyneco Products without conflict with the rights of others and IPI shall be entitled to use all such patents, trademarks and copyrights as are necessary to market the Gyneco Products.

     (m)   Finder's Fee.   Repro-Med has not incurred any obligation for any
           finder's, broker's, or agent's fee in connection with this Agreement or the transactions contemplated hereby.

     (n) Environmental and Other Matters. Repro-Med has manufactured and marketed the Gyneco Products with valid permits, licenses, authorizations, certificates, consents, exemptions and approvals (collectively, "Permits") required under any applicable law, rule or regulation relating to or addressing the environment, health, safety or hazardous materials (collectively,"Environmental Law"), including Permits necessary for the ownership of the Assets or the operation of Repro-Med 's business. There are no unresolved past or pending or, to Repro-Med 's knowledge, threatened claims under any Environmental Law against Repro-Med with respect to the Assets, nor to Repro-Med's knowledge are there any circumstances that may form a basis of any such claim.

     (o) Full Disclosure. There are no facts pertaining to Repro-Med or the business of Repro-Med that are reasonably likely to have a material adverse effect on the Assets that have not been disclosed in this Agreement or the attached Schedules. No representation or warranty of Repro-Med in this Agreement, furnished or to be furnished by Repro-Med to IPI pursuant to this Agreement, or in connection with the transactions contemplated by this Agreement, or in the Repro-Med Annual Report contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading.

     (p) FDA and Other Matters. Other than as set forth in Exhibit 15(o) hereto, Repro-Med has never received any action from the FDA with respect to the safety or efficacy of any of the Gyneco Products and is in compliance with all laws, rules and regulations with respect to the Gyneco Products.

    (q)     Investment Representations and Warranties.


           i. The NEAI Shares will be acquired by Repro-Med for its own account and not with a view to or for sale or other disposition in connection with any transaction that will not be exempt form the registration requirements of the Securities Act of 1933 (the "Securities Act") and any applicable state securities laws.

         ii. Repro-Med is capable of evaluating the merits and risks of an investment in such NEAI Shares and has such knowledge, experience and skill in financial and business matters that it is capable of evaluating the merits and risks of the investment in NEAI Shares and the suitability of the NEAI Shares as an investment and can bear the economic risk of an investment therein for an indefinite period of time. No guarantees have been made or can be made with respect to the future value, if any, of the NEAI Shares or the profitability or success of the business of IPI.

       iii. Repro-Med understands that the NEAI Shares will not have been registered under the Securities Act or any applicable state securities laws, that the NEAI Shares will be characterized as "restricted securities" under federal securities laws, and that under such laws and applicable regulations the NEAI Shares cannot be sold or otherwise disposed of without registration under the Securities Act or an exemption therefrom. In this connection, Repro-Med represents that it is familiar with Rule 144 promulgated under the Act, as currently in effect, and understands the resale limitations imposed thereby and by the Securities Act. Stop transfer instructions may be issued to the transfer agent for securities of NEAI (or a notation may be made in the appropriate records of NEAI) in connection with the NEAI Shares, but only to the extent customary for securities which are "restricted securities."

       iv. Repro-Med understands that IPI is the only person that can register the NEAI Shares under the Securities Act of 1933 and IPI has no obligation or intension to do so.

       v. Repro-Med consents to the placement of a legend on the certificate evidencing the NEAI Shares stating that they have not been registered under the Securities Act or under any other applicable securities laws, setting forth or referring to the restrictions on transferability and sale thereof and including placement of any additional language as may be required by applicable state securities laws.

      vi. Repro-Med has had the opportunity to download, print and carefully review NEAI's filings made with the Securities and Exchange Commission the("SEC").

     vii. Repro-Med was not publicly solicited for the offer and purchase of the NEAI Shares.

    viii. Repro-Med has had ample opportunity to meet with, ask questions of and receive answers from NEAI's President.

16.   IPI represents and warrants to Repro-Med as follows:

  (a) Organization and Good Standing. IPI is a corporation duly organized, validly existing and in good standing under the laws of the State of Connecticut.

  (b) Power and Authority. IPI has the corporate power and authority to own, lease and operate its respective properties and assets and to carry on its respective business as currently being conducted and NEAI has the corporate power and authority to issue the NEAI Shares as herein provided.

  (c) Authority and Validity. IPI has the corporate power and authority to execute, deliver and perform its respective obligations under this Agreement and the other documents executed or required to be executed by it in connection with this Agreement, and this Agreement and the other documents executed or required to be executed by IPI in connection with this Agreement have been duly authorized by all necessary corporate action of IPI.

  (d) Binding Effect. This Agreement and the other documents executed or required to be executed by IPI in connection with this Agreement have been or will have been duly authorized, executed and delivered by IPI and are or will be, when executed and delivered, the legal, valid and binding obligations of IPI enforceable in accordance with their terms except to the extent that (i)enforceability may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights, (ii) the availability of equitable remedies may be limited by equitable principles of general applicability, and
        (ii) rights to indemnification may be limited by considerations of public policy.

  (e) No Violation. Neither the execution and performance of this Agreement or the agreements described herein nor the consummation of the transactions described herein or therein will:

      (i) result in a violation or breach of (i) the Certificate of Incorporation or by-laws of IPI or (ii) any material agreement or other material instrument under which IPI is bound or to which the assets of IPI are subject, or result in the creation or imposition of any lien, charge or encumbrance upon any of the assets or properties of IPI; or

     (ii) violate, in any material respect, any applicable law or regulation or any judgment or order of any court or governmental agency.

    (iii) IPI has complied in all material respects with all applicable laws, regulations and licensing requirements, and has filed with the proper authorities all necessary statements, applications, notices, reports and any other filings with respect to IPI's business, as applicable, except where the failure to do so would not reasonably be expected to have a material adverse effect on the condition (financial or otherwise), assets, properties or prospects of IPI.

   (f)     Consents.   No authorization, consent, approval, permit or license
           of, or filing with, any governmental or public body or authority, any lender or lessor or any other person or entity is required to authorize, or is required in connection with, the execution, delivery and performance of this Agreement or the agreements or transactions contemplated hereby on the part of IPI.

   (g)     Finder's Fee.   IPI has not incurred any obligation for any
           finder's, broker's or agent's fee in connection with the transactions contemplated hereby.

   (h) Litigation. No material legal or administrative or other adversary proceeding or investigation is currently pending against IPI and, to the best knowledge of IPI, none is threatened or contemplated by any governmental agency or other third party. IPI is not subject to any continuing court or administrative order, writ, injunction or decree.

   (i)     Investment Representations and Warranties.

           i. The Repro-Med Shares will be acquired by IPI for its own account and not with a view to or for sale or other disposition in connection with any transaction that will not be exempt form the registration requirements of the Securities Act of 1933 (the "Securities Act") and any applicable state securities laws.

         ii. IPI is capable of evaluating the merits and risks of an i nvestment in such Repro-Med Shares and has such knowledge, experience and skill in financial and business matters that it is capable of evaluating the merits and risks of the investment in Repro-Med Shares and the suitability of the Repro-Med Shares as an investment and can bear the economic risk of an investment therein for an indefinite period of time. No guarantees have been made or can be made with respect to the future value, if any, of the Repro-Med Shares or the profitability or success of the business of IPI.

        iii. IPI understands that the Repro-Med Shares will not have been registered under the Securities Act or any applicable state securities laws, that the Repro-Med Shares will be characterized as "restricted securities" under federal securities laws, and that under such laws and applicable regulations the Repro-Med Shares cannot be sold or otherwise disposed of without registration under the Securities Act or an exemption therefrom. In this connection, IPI represents that it is familiar with Rule 144 promulgated under the Act, as currently in effect, and understands the resale limitations imposed thereby and by the Securities Act. Stop transfer instructions may be issued to the transfer agent for securities of Repro-Med (or a notation may be made in the appropriate records of Repro-Med) in connection with the Repro-Med Shares, but only to the extent customary for securities which are "restricted securities."

       iv. IPI understands that Repro-Med is the only person that can register the Repro-Med Shares under the Securities Act of 1933 and Repro-Med has no obligation or intension to do so.

       v. IPI consents to the placement of a legend on the certificate evidencing the Repro-Med Shares stating that they have not been registered under the Securities Act or under any other applicable securities laws, setting forth or referring to the restrictions on transferability and sale thereof and including placement of any additional language as may be required by applicable state securities laws.

      vi. IPI has had the opportunity to download, print and carefully review Repro-Med's filings made with the SEC.

     vii. IPI was not publicly solicited for the offer and purchase of Repro-Med shares of common stock.

    viii. IPI has had ample opportunity to meet with, ask questions of and receive answers from Repro-Med's President.

17.     Miscellaneous.

     (a) Expenses. Each party hereto shall pay its or his own expenses incurred in connection with this Agreement and the transactions contemplated hereby.

     (b) Entire Agreement. This Agreement and the exhibits hereto contain the complete agreement among the parties with respect to the transactions contemplated hereby and supersede all prior agreements and understandings among the parties with respect to such transactions.

     (c) Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute only one original.

     (d) Notices. All notices, demands, requests, or other communications that may be or are required to be given, served or sent by any party to any other party pursuant to this Agreement shall be in writing and shall be mailed by first-class, registered or certified mail, return receipt requested, postage, prepaid, or transmitted by hand delivery, telegram, facsimile, or telex, addressed as follows:


 If to Repro-Med or Sealfon:

        Andrew I. Sealfon
        24 Carpenter Road
        Chester, New York 10918

  If to IPI:

        International Products, Inc.
        5 Ridge Road
        Cos Cob, Connecticut 06807


A party may designate by notice in writing a new address to which any notice, demand, request or communication may thereafter be so given, served or sent. Each notice, demand, request or communication that is mailed, delivered or transmitted in the manner described above shall be deemed sufficiently given, served, sent and received for all purposes at such time as it is delivered to the addressee, with the return receipt, the delivery receipt, the affidavit of messenger, or (with respect to a telecopy or telex) the answerback or confirmation of receipt being deemed conclusive evidence of such delivery, or at such time as delivery is refused by the addressee upon presentation.

(e) Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, the provision shall be fully severable and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision were never a part hereof; and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom. Furthermore, in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as part of this Agreement a provision as similar in its terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

(f) Successors and Assigns. This Agreement and the rights, interests and obligations hereunder shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Notwithstanding anything herein to the contrary, IPI may assign this Agreement to an affiliate of NEAI to be formed after the date hereof and, upon any such assignment, all references herein to IPI shall be deemed to refer to such assignee and IPI shall have no further obligation to Repro-Med hereunder.

(g) Governing Law. This Agreement and the rights and obligations of the parties hereto shall be governed, construed and enforced in accordance with the laws of the State of New York and exclusive venue shall lie in the state and federal courts in the State of York.

(h) Amendment, Waiver and Other Action. This Agreement may be amended, modified or supplemented only by a written instrument executed by the parties against which enforcement of the amendment, modification or supplement is sought.

(i) Legal Representation. All of the parties to this Agreement acknowledge that they have been advised that they should seek and have had the opportunity to seek counsel to review this Agreement and to obtain the advice of such counsel relating thereto.

(j) Assignment. Neither this Agreement nor any right created hereby shall be assignable by any party hereto without the consent of the other parties, which consent shall not be unreasonably withheld.

(k) Captions. The captions in this Agreement are for convenience of reference only and shall not limit or otherwise affect any of the terms or provisions hereof.

(l) Number and Gender. Whenever the context requires, references in this Agreement to the singular number shall include the plural; the plural number shall include the singular; and words denoting gender shall include the masculine, feminine, and neuter.

(m) Survival of Representations and Warranties. The representations and warranties of the respective parties shall survive the effectiveness and termination of this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year set forth above.


REPRO-MED SYSTEMS, INC.                        IPI

/s/Andrew Sealfon                    /s/ Gary Cella
--------------------                 ----------------
Andrew I. Sealfon, President         Gary Cella, President
Date:    August 26, 2003             August 26, 2003

/s/Andrew Sealfon (solely as to Section 14 hereof)
------------------
Andrew Sealfon
Date:  August 26, 2003